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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 31, 2000



                                  MedQuist Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    New Jersey                       0-19941                    22-253 1298
------------------                --------------                -----------
(State or other                   (Commission File           (I.R.S. Employer
  jurisdiction                         Number)              Identification No.)
of incorporation
or organization)


                              Five Greentree Centre
                                    Suite 311
                                Marlton, NJ 08053
               ---------------------------------------------------
               (address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 596-8877

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Item 5 - Other Events

         On January 31, 2000, the registrant issued a press release announcing that its board of directors has authorized the repurchase of up to 1.5 million shares of its common stock. The stock will be repurchased in the open market or in other transactions pursuant to SEC Rule 10b-18. The timing of repurchases and number of shares actually purchased will depend on a variety of factors, including price and market conditions.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MEDQUIST INC.

Date:    February 2, 2000                   By:
                                                 ---------------------------
                                          Name:     John M. Suender
                                         Title:    Senior Vice President and
                                                      General Counsel